OPPENHEIMER GLOBAL SECURITIES FUND/VA
         Share Certificate for Service Shares (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                8-1/4" x 10-3/4" decorative border, 5/16" wide)

                (upper left corner): NUMBER [of shares]

                (upper right) SERVICE SHARES

                (centered
                below boxes)   Oppenheimer Variable Account Funds
A MASSACHUSETTS BUSINESS TRUST

                SERIES: OPPENHEIMER GLOBAL SECURITIES FUND/VA

(at left)  THIS IS TO CERTIFY THAT  (at right) SEE REVERSE FOR
                                             CERTAIN DEFINITIONS

                                               (box with number)
                                               CUSIP 683811855

      (at left)     is the owner of

      (centered)FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF


                     OPPENHEIMER GLOBAL SECURITIES FUND/VA
           a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

           (signature               Dated:     (signature
           at left of seal)                    at right of seal)

      /s/ Brian W. Wixted                 /s/ Bridget A. Macaskill
      -----------------------             -------------------
      TREASURER                                PRESIDENT


                        (centered at bottom)
                   1-1/2" diameter facsimile seal
                            with legend

                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                SEAL
                                1984
                    COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                   Countersigned
                               OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                               Denver (Colo.)      Transfer Agent

                          By ____________________________
                               Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"    dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________
                               (Cust)               (Minor)

                               UNDER UGMA/UTMA ________________
                                                    (State)


Additional abbreviations may also be used though not on above list.

For  Value   Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________ Service Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                          -----------------------------------
                          (Both must sign if joint tenancy)

                     Signature(s) __________________________
                     guaranteed     Name of Firm or Bank
                     by:       _____________________________
                                    Signature of
Officer

(text printed        NOTICE:  The  signature(s) to this  assignment  vertically
to right   must correspond with the name(s) as
of above paragraph)  written upon the face of the certificate in every particular without alteration or
enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a U.S.
box to left of            commercial bank or trust company,
signature(s)              a Federally-chartered savings and loan
                          association, a foreign bank having a U.S.
                          firm of a national securities exchange.



CERTIFIC\600#1